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                                                        Exhibit 10.41



                             LINCARE HOLDINGS INC.

                          EMPLOYEE STOCK PURCHASE PLAN


         1. Purpose of the Plan. The purpose of the Lincare Holdings Inc. Employee Stock Purchase Plan (the "Plan"), is to provide employees of Lincare Holdings Inc. (the "Company") and its subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of common stock (par value $0.01 per share) of the Company (the "shares").

         2. Employees Eligible to Participate. Any person, including officers (as such term is defined in Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act")) and directors, who is in the employment of the Company or any of its subsidiaries during an Offering Period (as defined and described below) is eligible to participate in the Plan; provided, however, that the Committee shall have the authority, in its sole discretion (but in all events consistent with the provisions of Section 423 of the Internal Revenue Code of 1986, as amended) to establish from time to time the eligibility requirements with respect to such employees' participation in the Plan. Notwithstanding any provisions of the Plan to the contrary, no employee shall be granted an option to participate in the Plan:

                 (a) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company; or

                 (b) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding; or

                 (c) which is exercisable more than 5 years after the date such option is granted.

         3. Offering Periods. Subject to change or modification at any time and from time to time by the Employee Stock Purchase Plan Committee (the "Committee"), there will be four (4) offering periods--December 1 through February 28 (or February 29, as the case may be), March 1 through May 31, June 1 through August 31 and September 1 through November 30--for each twelve (12) month period during the term of the Plan (an "Offering Period"). The last day of each Offering Period shall be referred to herein as an "Offering Date." Except for the limitation contained in Section 5(a) of the Plan and limitations which the Committee may impose from time to time in its discretion on the number of shares for which each eligible employee may subscribe, there shall be no limit on the aggregate number of shares for which subscriptions may be made during any particular Offering Period. The right of an eligible employee to subscribe for shares






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under the Plan during an offering period shall accrue on the Offering Date preceding the first day of each such Offering Period.

         4. Price and Methods of Purchase. All matters regarding the purchase price of the shares and method of purchase of the shares under this Plan shall be conducted so as to at all times comply with the provisions of the Rules promulgated under the Exchange Act. Unless otherwise necessary in order to comply with the foregoing, the purchase price per share on any Offering Date shall be the lesser of (i) 85% of the fair market value of the Company's common stock as of the immediately preceding Offering Date, or (ii) 85% of the fair market value of the Company's common stock as of the current Offering Date. For purposes of paragraph 4, "fair market value" shall mean the closing price on the last trading day before the Offering Date of the Company's common stock as reported on the Composite Tape, or if not reported thereon, then such price as reported in the trading reports of the principal securities exchange in the United States on which such stock is listed, or if such stock is not listed on a securities exchange in the United States, then the closing price as reported in the trading reports of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or NASDAQ's successor, or if not reported on NASDAQ, the fair market value of such stock as determined in good faith and based on all relevant factors.

         5.               Number of Shares Available for Purchase.

                 (a) The Committee shall have the authority, in its sole discretion, to establish from time to time a minimum and/or maximum number of shares which eligible employees are allowed to purchase under the Plan during any given Offering Period; provided, however, that in no event shall an aggregate number of shares greater than 300,000 be issued under the Plan, and provided further that no employee shall be permitted to purchase shares with an aggregate value in excess of 10% of such employee's base salary in any calendar year.

                 (b) Subscriptions shall be allowed for full shares only. Any rights to subscribe for fractional shares shall be void, and any computation relating to fractional shares shall be rounded down to the next lowest whole number of shares.

         6.               Participation and Payment.

                 (a) An eligible employee may become a participant in any Offering Period by completing and delivering a Payroll Deduction Authorization at least 20 days prior to the end of the payroll period for which the employee desires such election to be effective; provided, however, that an employee who previously has participated in the Plan and has terminated such participation shall be ineligible to participate again until a period of six months has elapsed from the date of such termination of participation. The Payroll






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Deduction Authorization Form shall state the percentage of the employee's base compensation that he or she desires to have withheld. Notwithstanding the foregoing, any amounts of salary or wages deferred by the Employee for the purpose of purchasing stock under the Plan shall be subject to all income tax, social security and other withholdings under state and federal law.

                 (b) The designated percentage of compensation shall be withheld by the Company for such pay period and for each succeeding pay period until the employee submits a Payroll Deduction Authorization Form
changing such election.   Changes to the percentage of compensation to be
withheld may be made at any time, but not more frequently than 4 times per year; provided, however, that regardless of the number of changes previously made, an employee may discontinue participation in the Plan at any time, as provided in Section 7.

                 (c) The Company will accumulate and hold the amounts deducted from the participant's compensation for each participant's account. On each Offering Date, the Company will use the funds accumulated to purchase shares for the benefit of the participants. Such shares shall be held by an agent designated by the Company. No interest will be paid on any funds of the participant under any circumstances. Once funds have been withheld from the participant's compensation, the participant shall have no right to obtain the release of such funds, except upon termination of participation in the Plan.

                 (d) Shares purchased shall be allocated to the individual accounts established by the Company's agent for participants in proportion to the respective amounts withheld for participants' accounts. Allocations shall be made in whole shares. Any funds which would result in the purchase of fractional shares shall be carried over to the next purchase date.

         7.               Termination of Participation in Plan.

                 (a) A participant may terminate his or her participation in the Plan at any time by delivering to the Company written notice terminating his or her payroll deduction authorization, which will become effective as soon as practicable after receipt.

                 (b) Participation in the Plan and payroll deduction authorizations terminate automatically without notice upon death or other termination of employment with the Company. Any funds submitted in payment for shares prior to termination of participation in the Plan shall be promptly returned to the participant.

         8.               Delivery of Certificates Representing Shares.
Periodically throughout the operation of the Plan (but in no event less than quarterly), the Company shall cause the agent designated by it to prepare and deliver to each participating employee a statement




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with respect to the employee's account activity in the Plan.  All shares purchased under the Plan shall be held in street name by the Company or its designee for the benefit of the employees. Alternatively, the Committee may, in its sole discretion, from time to time direct that certificates representing the purchased shares be issued in the purchasing employee's name and delivered to the employee. In the event the Plan is terminated for any reason, the Company shall cause certificates to be issued in the name(s) of the employees holding shares in the Plan with respect to such shares held. In the event of termination for any reason of the employment of an employee participant of the Plan, the Company shall cause to be issued to such employee, one or more certificates representing the Company shares owned by such terminated employee held in street name on behalf of such terminated employee, if any. Notwithstanding any other provision of this Plan, shares purchased hereunder must be held by participating employees for a minimum of one year from the date of purchase. The Company or its designee may require appropriate legends or stop orders to enforce such restriction.

         9. Employees' Rights as Stockholders. No participating employee shall have any right as a stockholder until he or she becomes a record or beneficial owner of the shares purchased under the Plan. No adjustment shall be made for dividends or other rights for which the record date is prior to such date.

         10. Termination of Employment. An employee whose employment is terminated for any reason shall have no right to purchase shares or otherwise participate in the Plan after the date of termination. No shares may be issued to any person who is not an employee on the date the shares are issued. Any funds submitted in payment for shares that may not be issued as a result of non-employee status shall be promptly returned to the subscriber.

         11. Rights Not Transferable. The right of an employee to participate in the Plan shall not be transferable by an employee nor be exercisable after death, by his or her personal representative or anyone else, or during his or her lifetime by any person other than the employee.

         12. Dividend, Recapitalization, Etc. If shares are distributed by the Company as a stock dividend or pursuant to a stock split, combination, or exchange of shares of the Company's common stock, or other increase or decrease in the number of the outstanding shares without receipt by the Company of consideration:

                 (a) the aggregate number of shares which shall thereafter be available under the Plan shall be equitably and appropriately adjusted; and

                 (b) the number and kind of shares then subject to subscription by employees under the Plan shall be equitably and appropriately adjusted.





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         13.              Administration.

                 (a) The Board of Directors of the Company shall appoint an Employee Stock Purchase Plan Committee composed of at least two persons who shall be employees of the Company, but who are not required to be Directors of the Company. The Committee shall have the sole and exclusive authority to administer the Plan. The Committee may prescribe rules and regulations from time to time for the administration of the Plan, may make exceptions to such rules and regulations and to the provisions set forth in the Plan, and may decide questions which may arise with respect to its interpretation or application.

                 (b) All shares purchased under the Plan shall be purchased in accordance with applicable state and federal securities laws such that the shares, when purchased, will be freely tradable by the respective Employees purchasing such shares, subject to the restriction imposed by Section 8 of the Plan. The Committee may establish procedures and restrictions in its discretion to ensure compliance with applicable securities laws.

         14. Term of Plan. Unless sooner terminated as provided in paragraph 15, the Plan shall commence on satisfaction of the condition of paragraph 17 and shall terminate on December 31, 2007. Notwithstanding anything in the Plan to the contrary, if (i) the Company is merged or consolidated with another corporation, and the Company is not a surviving corporation or (ii) the Company is liquidated or dissolved, then the Plan shall immediately terminate and all rights to purchase stock hereunder to the extent not then exercised shall cease and become void.

         15. Amendment or Termination. The Board of Directors of the Company shall have the right to amend, modify, or terminate the Plan at any time without notice. Upon termination, all rights to purchase stock hereunder to the extent not then exercised shall cease and become void.

         16.              Notices.

                 (a) All notices or other communications by an employee to the Company under or in connection with the Plan shall be deemed to have been duly given when actually received by the Secretary of the Company or when actually received in the form specified by the Company at the locations, or by the person, designated by the Company for the receipt thereof.

                 (b) All notices or other communications by the Company to an employee under or in connection with the Plan shall be deemed to have been duly







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given by the Company to the employee if hand delivered to the employee or delivered to the employee's location of employment, or if sent by U.S. mail to the residence or business address of the employee as reflected on the books of the Company or to such other address as the employee may designate from time to time by notice given in accordance with the provisions in paragraph 16(a).

         17. Condition Precedent to Effectiveness. The Plan shall become effective upon the adoption of the Plan by the Board of Directors of the Company. Further, the Company shall submit the Plan for stockholder approval at the next annual meeting of stockholders after its adoption.






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